                                                                    EXHIBIT 23.7

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in the Registration Statement on Form S-3 filed by IXC Communications, Inc. of our report dated March 11, 1996 on the financial statements of United Wats, Inc., and to all references to our Firm included in this registration statement.

                                          /s/ MAYER HOFFMAN MCCANN L.C.

Kansas City, Missouri
May 8, 1998